UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): April 11, 2003

GULFMARK OFFSHORE, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-22853
(Commission file number)

76-0526032
(I.R.S. Employer Identification No.)

4400 Post Oak Parkway, Suite 1170, Houston, Texas     77027
                    (Address of principal executive offices)                               (Zip Code)

(713) 963-9522
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

(Exhibit Index located on Page 3)

ITEM 9.      Regulation FD Disclosure

     On April 11, 2003, GulfMark Offshore, Inc. (NASDAQ: GMRK) announced that Norman G. Cohen, a director of the Company, passed away recently. Additional information is included in the Company's press release dated April 11, 2003, which is attached hereto as Exhibit 99.1

(b) Exhibits.

Exhibit No.               Description
   99.1                      Press Release dated April 11, 2003

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 11, 2003

                                                                            GulfMark Offshore, Inc.
                                                                            (Registrant)
                                                                  By:     /s/ Edward A. Guthrie
                                                                            -------------------------------
                                                                            Executive Vice President and
                                                                            Chief Financial Officer

EXHIBIT INDEX

Exhibit No.               Description
   99.1                      Press Release dated April 11, 2003